Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                                   Supplement
                          dated January 31, 2002 to the
                  Allstate Provider Variable Annuity Prospectus
                                dated May 1, 2001


This supplement amends certain disclosure contained in the above-referenced prospectus for the Allstate Provider Variable Annuity contract (the "Contract"). Please keep this supplement for future reference together with your prospectus.

Allstate Life Insurance Company of New York ("Allstate New York") has been advised that Goldman Sachs Asset Management has proposed to the board of trustees of Goldman Sachs Variable Insurance Trust ("Goldman Fund") that the following Portfolio of the Goldman Fund be liquidated as soon as reasonably practicable (expected to be on or about May 1, 2002):

o        Goldman Sachs VIT Global Income Fund

In anticipation of the expected liquidation, Allstate New York has decided to cease offering the Variable Sub-Account that invests in the above Portfolio. Your Contract will be affected as follows:

o As of January 31, 2002, you may no longer allocate purchase payments or transfer Contract Value into the Goldman Sachs VIT Global Income Variable Sub-Account.

o If you have a Dollar Cost Averaging Program, Automatic Portfolio Rebalancing Program, or Automatic Additions Program involving the Goldman Sachs VIT Global Income Variable Sub-Account, please contact your representative to make alternate arrangements. If you do not make alternative arrangements, your representative will try to promptly contact you to request alternative allocation instructions. Any purchase payments allocated to the Goldman Sachs VIT Global Income Variable Sub-Account as of January 31, 2002 will be returned to you with a request that you provide alternate allocation instructions. We will not process any transfers to the Goldman Sachs VIT Global Income Variable Sub-Account as of January 31, 2002.